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                       The Global Total Return Fund, Inc.

                       Supplement dated December 31, 1998
                     to Prospectus Dated March 4, 1998 and
             Prospectus Dated March 4, 1998 (Revised June 1, 1998)

The following information supplements the Section entitled 'How the Fund Invests--Investment Objective and Policies' in the Prospectus:

    It is expected that on January 1, 1999, 11 of the 15 member states of the European Union will introduce the 'euro' as a common currency. During a three-year transitional period, the euro will coexist with each participating state's currency. Beginning July 1, 2002, the euro is anticipated to become the sole currency of the participating states. During the transition period, the Fund will treat the euro as a separate currency from that of any participating state.

    The conversion may adversely affect the Fund if the euro does not take effect as planned; if a participating state withdraws from the European Monetary Union; or if the computing, accounting and trading systems used by the Funds' service providers, or by entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following, euro conversion. In addition, the conversion could cause markets to become more volatile.

    Although the Fund normally will not invest in securities denominated in a particular currency, including U.S. dollars, if immediately thereafter securities denominated in that currency would exceed 40% of the Fund's total assets, the Fund may invest up to 65% of its total assets in securities denominated in the euro. In addition, references to the European Currency Unit are deleted. For more information about the euro, see the Section entitled 'Investment Objective and Policies' in the Fund's Statement of Additional Information.
MF169C-1 (12/31/98)